                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 29, 1999


                       Allegheny Technologies Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    1-12001                25-1792394
 ----------------------------        -----------          -------------------
 (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)



 1000 Six PPG Place, Pittsburgh, Pennsylvania       15222-5479
 --------------------------------------------       ----------
   (Address of principal executive offices)         (Zip code)


Registrant's telephone number, including area code:  412-394-8400

                         Allegheny Teledyne Incorporated
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

         In January 1999, Allegheny Technologies Incorporated (the "Company") announced plans to effect a major transformation of the Company that included the spin-offs of certain businesses in two of the Company's business segments into independent, publicly-traded companies (the "Spin-Offs"). Teledyne Technologies Incorporated, a Delaware corporation ("Teledyne"), is comprised of certain businesses in the Company's former Aerospace and Electronics segment. Water Pik Technologies, Inc., a Delaware corporation ("Water Pik"), is comprised of the Company's former Consumer segment.

         On August 2, 1999, the Company received a tax ruling from the Internal Revenue Service that the Spin-Offs would be tax-free to the Company and to the Company's stockholders. On November 29, 1999 (the "Distribution Date"), the Company distributed all of the common stock of Teledyne and Water Pik to the Company's stockholders of record as of November 22, 1999. Information Statements with respect to Teledyne and Water Pik were distributed to the Company's stockholders prior to the Distribution Date. No consideration was payable by the Company's stockholders for the shares of Teledyne or Water Pik common stock, nor were the Company's stockholders required to surrender or exchange shares of the Company's common stock or take any other action in order to receive the Teledyne or Water Pik shares.

         As a result of the Spin-Offs, Teledyne and Water Pik are separate publicly-traded companies and the common stock of both companies trade on the New York Stock Exchange under the symbols "TDY" and "PIK", respectively. Immediately following the Spin-Offs, the Company effected a one-for-two reverse split of its common stock (the "Reverse Stock Split") and changed its name from "Allegheny Teledyne Incorporated" to "Allegheny Technologies Incorporated." Common stock of the Company is traded on the New York Stock Exchange under the symbol "ATI".

Item 5.  Other Events

         The following financial information of Allegheny Technologies Incorporated is filed as part of this Current Report on Form 8-K:

(1) Sales and operating profit by business segment for the three months ended March 31, 1999, June 30, 1999 and September 30, 1999 and for the nine months ended September 30, 1999;

(2) Sales and operating profit by business segment for the three months ended March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998 and for the year ended December 31, 1998;

(3) Basic and diluted net income per common share for the three months ended March 31, 1999, June 30, 1999 and September 30, 1999 and for the nine months ended September 30, 1999;

(4) Basic and diluted net income per common share for the three months ended March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998 and for the year ended December 31, 1998.

         The Flat-Rolled Products segment consists of Allegheny Ludlum Corporation, Rodney Metals, the Allegheny Rodney Strip Division of Allegheny Ludlum and the Company's interest in the Chinese joint venture company known as Shanghai STAL Precision Stainless Steel Limited Company. The companies in the segment produce, convert and distribute stainless steel sheet, strip and plate, Precision Rolled Strip products, flat-rolled nickel-based alloys and titanium, silicon electrical steels and tool steels.

         The High Performance Metals segment consists of Allvac, Allvac Ltd., Oremet-Wah Chang, Titanium Industries and Rome Metals. These companies produce, convert and distribute nickel- and cobalt-based alloys and superalloys, titanium and titanium-based alloys, zirconium and zirconium chemicals, hafnium and niobium, tantalum and other special metals, primarily in long-product form.

         The Industrial Products segment consists of Metalworking Products, Casting Service and Portland Forge. The companies in this segment produce tungsten powder, tungsten carbide materials and cutting tools, large gray and ductile iron castings and carbon, alloy steel and non-ferrous forgings.

         Intersegment sales are generally recorded at full cost or market. Common services are allocated on the basis of estimated utilization.

                 Sales and Operating Profit by Business Segment
                           for the Three Months Ended
              March 31, 1999, June 30, 1999 and September 30, 1999
                and for the Nine Months Ended September 30, 1999
                                  (in millions)
                                   (unaudited)


                                                                            Nine
                                                                           Months
                                            Three Months Ended             Ended
                                     --------------------------------     --------
                                     3/31/99     6/30/99      9/30/99      9/30/99
                                     -------     -------      -------     --------
Total sales:

  Flat-Rolled Products                $315.2      $326.5       $334.2     $  975.9
  High Performance Metals              212.8       202.9        191.0        606.7
  Industrial Products                   78.3        68.7         67.0        214.0
                                      ------      ------       ------     --------
                                       606.3       598.1        592.2      1,796.6

Intersegment sales:

  Flat-Rolled Products                   4.6         6.2          7.8         18.6
  High Performance Metals               16.2        19.2         21.9         57.3
                                      ------      ------       ------     --------
                                        20.8        25.4         29.7         75.9

Sales to external customers:

  Flat-Rolled Products                 310.6       320.3        326.4        957.3
  High Performance Metals              196.6       183.7        169.1        549.4
  Industrial Products                   78.3        68.7         67.0        214.0
                                      ------      ------       ------     --------
                                      $585.5      $572.7       $562.5     $1,720.7
                                      ======      ======       ======     ========

                                                                                      Nine
                                                                                      Months
                                                          Three Months Ended          Ended
                                                   ------------------------------    -------
                                                   3/31/99     6/30/99    9/30/99    9/30/99
                                                   -------     -------    -------    -------
Operating profit:

Flat-Rolled Products                                $33.7       $28.2     $ 11.9     $ 73.8
  Operating profit as a % of sales                   10.8%        8.8%       3.6%       7.7%

High Performance Metals                              25.7        23.5       16.5       65.7
  Operating profit as a % of sales                   13.1%       12.8%       9.8%      12.0%

Industrial Products                                   7.4         1.0        1.8       10.2
  Operating profit as a % of sales                    9.5%        1.5%       2.7%       4.8%
                                                    -----       -----     ------     ------
Operating profit                                     66.8        52.7       30.2      149.7
  Operating profit as a % of sales                   11.4%        9.2%       5.4%       8.7%

Corporate expenses                                   (9.1)       (7.9)     (10.8)     (27.8)
Interest expense, net                                (9.0)       (8.4)      (2.3)     (19.7)
Gains on asset sales and other                       (1.4)        7.3       (0.7)       5.2
Excess pension income                                14.9        14.4       16.2       45.5
                                                    -----       -----     ------      ------
Income from continuing operations
  before income taxes and extraordinary gains        62.2        58.1       32.6      152.9

Provision for income taxes                           21.8        21.5       11.7       55.0
                                                    -----       -----     ------     ------
Income from continuing operations
  before extraordinary gains                         40.4        36.6       20.9       97.9

Income from discontinued operations                  20.2        20.7       17.1       58.0

Extraordinary gains on sales of operations             --          --      129.6      129.6
                                                    -----       -----     ------     ------
Net income                                          $60.6       $57.3     $167.6     $285.5
                                                    =====       =====     ======     ======

                 Sales and Operating Profit by Business Segment
                           For the Three Months Ended
     March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998
                    and for the Year Ended December 31, 1998
                                  (in millions)
                                   (unaudited)


                                                                                     Year
                                                  Three Months Ended                 Ended
                                         ---------------------------------------   --------
                                         3/31/98   6/30/98   9/30/98    12/31/98   12/31/98
                                         -------   -------   -------    --------   --------
Total sales:

  Flat-Rolled Products                    $331.1    $309.8    $292.5     $292.6    $1,226.0
  High Performance Metals                  241.7     236.4     211.2      224.4       913.7
  Industrial Products                       92.0      93.8      80.8       82.4       349.0
                                          ------    ------    ------     ------    --------
                                           664.8     640.0     584.5      599.4     2,488.7

Intersegment sales:

  Flat-Rolled Products                      17.5      10.5       8.6        5.1        41.7
  High Performance Metals                   10.6       7.9       8.1       18.0        44.6
                                          ------    ------    ------     ------    --------
                                            28.1      18.4      16.7       23.1        86.3

Sales to external customers:

  Flat-Rolled Products                     313.6     299.3     283.9      287.5     1,184.3
  High Performance Metals                  231.1     228.5     203.1      206.4       869.1
  Industrial Products                       92.0      93.8      80.8       82.4       349.0
                                          ------    ------    ------     ------    --------
                                          $636.7    $621.6    $567.8     $576.3    $2,402.4
                                          ======    ======    ======     ======    ========

                                                                                     Year
                                                   Three Months Ended                Ended
                                          --------------------------------------   --------
                                          3/31/98   6/30/98   9/30/98   12/31/98   12/31/98
                                          -------   -------   -------   --------   --------
Operating profit:

Flat-Rolled Products                       $28.2     $32.9     $26.4      $34.0     $121.5
  Operating profit as a % of sales           9.0%     11.0%      9.3%      11.8%      10.3%
High Performance Metals                     42.2      45.9      33.2       39.5      160.8
  Operating profit as a % of sales          18.3%     20.1%     16.3%      19.1%      18.5%
Industrial Products                         10.4      12.1       8.0        5.3       35.8
  Operating profit as a % of sales          11.3%     12.9%      9.9%       6.4%      10.3%
                                           -----     -----     -----      -----     ------
Operating profit                            80.8      90.9      67.6       78.8      318.1
  Operating profit as a % of sales          12.7%     14.6%     11.9%      13.7%      13.2%
Merger and restructuring costs             (60.6)     (7.2)       --         --      (67.8)
Corporate expenses                         (10.3)     (8.1)     (8.9)      (9.2)     (36.5)
Interest expense, net                       (3.9)     (4.9)     (4.0)      (6.6)     (19.4)
Gains on asset sales and other               4.8       0.2       8.8       (2.2)      11.6
Excess pension income                       10.5      10.6      10.5       12.2       43.8
                                           -----     -----     -----      -----     ------
Income from continuing
  operations before income taxes            21.3      81.5      74.0       73.0      249.8
Provision for income taxes                   9.3      28.8      28.5       28.2       94.8
                                           -----     -----     -----      -----     ------
Income from continuing operations           12.0      52.7      45.5       44.8      155.0
Income from discontinued operations         14.9      22.8      20.0       28.5       86.2
                                           -----     -----     -----      -----     ------
Net income                                 $26.9     $75.5     $65.5      $73.3     $241.2
                                           =====     =====     =====      =====     ======

                  Basic and Diluted Net Income Per Common Share
                           For the Three Months Ended
              March 31, 1999, June 30, 1999 and September 30, 1999
                and for the Nine Months Ended September 30, 1999
                                   (unaudited)

                                                                                           Nine
                                                                                          Months
                                                             Three Months Ended           Ended
                                                         -----------------------------   -------
                                                         3/31/99    6/30/99    9/30/99   9/30/99
                                                         -------    -------    -------   -------
Basic net income per common share:
  Income from continuing operations                       $0.41      $0.38      $0.22     $1.02
  Income from discontinued operations                      0.21       0.22       0.18      0.60
  Extraordinary gains on sales of businesses                 --         --       1.36      1.35
                                                          -----      -----      -----     -----
Basic net income per common share                         $0.62      $0.60      $1.76     $2.97
                                                          =====      =====      =====     =====

Diluted net income per common share:
  Income from continuing operations                       $0.41      $0.38      $0.21     $1.01
  Income from discontinued operations                      0.21       0.21       0.18      0.60
  Extraordinary gains on sales of businesses                 --         --       1.36      1.34
                                                          -----      -----      -----     -----
Diuted net income per common share                        $0.62      $0.59      $1.75     $2.95
                                                          =====      =====      =====     =====

                  Basic and Diluted Net Income Per Common Share
                           For the Three Months Ended
     March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998
                    and for the Year Ended December 31, 1998
                                   (unaudited)

                                                                                  Year
                                                      Three Months Ended          Ended
                                             ----------------------------------- --------
                                             3/31/98  6/30/98  9/30/98  12/31/98 12/31/98
                                             -------  -------  -------  -------- --------
Basic net income per common share:
  Income from continuing operations           $0.12    $0.54    $0.46    $0.46    $1.57
  Income from discontinued operations          0.15     0.23     0.20     0.29     0.88
                                              -----    -----    -----    -----    -----
Basic net income per common share             $0.27    $0.77    $0.66    $0.75    $2.45
                                              =====    =====    =====    =====    =====

Diluted net income per common share:
  Income from continuing operations           $0.12    $0.53    $0.46    $0.45    $1.56
  Income from discontinued operations          0.15     0.23     0.20     0.29     0.87
                                              -----    -----    -----    -----    -----
Diluted net income per common share           $0.27    $0.76    $0.66    $0.74    $2.43
                                              =====    =====    =====    =====    =====

Item 7.  Financial Statements and Exhibits.

    (a)  Financial Statements of Businesses Acquired

         None.

    (b)  Pro Forma Financial Information

         The unaudited pro forma consolidated financial information of the Company, included in Item 7(b) of this Report, is based on and should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and the unaudited consolidated financial statements and notes thereto appearing in the Company's Form 10-Q for the period ended September 30, 1999. The accompanying unaudited pro forma consolidated income statements for the nine months ended September 30, 1999 and 1998 and the year ended December 31, 1998 and the unaudited pro forma balance sheet at September 30, 1999 present the results of operations and financial position of the Company assuming that the transactions contemplated by the Spin-Offs and the Reverse Stock Split had been completed as of the beginning of 1998 with respect to the consolidated income statements and as of September 30, 1999 with respect to the consolidated balance sheet. In addition, the statements reflect the operations of the companies spun off and the companies sold as discontinued. Sold companies include Ryan Aeronautical, the McCormick Selph Ordnance Unit and the pressure relief valve, vehicle control valve, nitrogen gas springs, consumer drinkware, construction and mining and material handling businesses.

         In the opinion of management, the statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the Spin-Offs and the Reverse Stock Split on the historical financial information of the Company. The adjustments are described in the notes to pro forma financial information and are set forth in the "Pro Forma Adjustments" column.

         The unaudited pro forma financial information has been presented for informational purposes only and does not reflect the results of operations or financial position of the Company that would have occurred had the Company operated as a company without the spun-off operations and the companies sold for the periods represented. Actual results might have differed. The unaudited pro forma financial information should not be relied upon as being indicative of results the Company would have had or of future results after the Spin-Offs and sales of companies.

              ALLEGHENY TECHNOLOGIES INCORPORATED AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 1999
                                   (Unaudited)


                                                                    Historical                             Pro Forma
 (In millions)                                                       Allegheny           Pro Forma         Allegheny
                                                                   Technologies         Adjustments       Technologies
                                                                   ------------         -----------       ------------
 ASSETS
 Cash and cash equivalents                                           $   49.2             $ 133.7           $  182.9
 Accounts receivable                                                    504.3              (163.8)             340.5
 Inventories                                                            647.6               (88.5)             559.1
 Deferred income taxes                                                   60.8               (26.0)              34.8
 Prepaid expenses and other current assets                               28.1                (3.6)              24.5
                                                                     --------             -------           --------
          Total Current Assets                                        1,290.0              (148.2)           1,141.8
 Property, plant and equipment                                          994.3               (88.7)             905.6
 Prepaid pension cost                                                   501.9                16.5              518.4
 Cost in excess of net assets acquired                                  242.8               (36.5)             206.3
 Net assets of discontinued operations                                     --                20.7               20.7
 Other assets                                                           112.0               (15.7)              96.3
                                                                     --------             -------           --------
          Total Assets                                               $3,141.0             $(251.9)          $2,889.1
                                                                     ========             =======           ========

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Accounts payable                                                    $  238.9             $ (76.3)          $  162.6
 Accrued liabilities                                                    324.6               (75.0)             249.6
 Short-term debt and current portion of long-term debt                   73.9                (0.2)              73.7
                                                                     --------             -------           --------
          Total Current Liabilities                                     637.4              (151.5)             485.9
 Long-term debt                                                         256.7                (6.8)             249.9
 Accrued postretirement benefits                                        578.0               (33.3)             544.7
 Other                                                                  251.2               (11.1)             240.1
                                                                     --------             -------           --------
          Total Liabilities                                           1,723.3              (202.7)           1,520.6
 Stockholders' Equity:
    Preferred stock                                                      --                  --                 --
    Common stock                                                         19.8                (9.9)               9.9
    Additional paid-in capital                                          470.8                 9.9              480.7
    Retained earnings                                                 1,107.7               (50.1)           1,057.6
    Treasury stock                                                     (183.9)               --               (183.9)
    Foreign currency translation losses                                  (4.4)                0.9               (3.5)
    Unrealized gains on securities                                        7.7                --                  7.7
                                                                     --------             -------           --------
          Total Stockholders' Equity                                  1,417.7               (49.2)           1,368.5
                                                                     --------             -------           --------
 Total Liabilities and Stockholders' Equity                          $3,141.0             $(251.9)          $2,889.1
                                                                     ========             =======           ========

The accompanying notes are an integral part of these statements.

              ALLEGHENY TECHNOLOGIES INCORPORATED AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  For the Nine Months Ended September 30, 1999
                                   (Unaudited)



                                                     Historical                                   Pro Forma
(In millions, except                                 Allegheny              Pro Forma              Allegheny
 per share amounts)                                 Technologies           Adjustments           Technologies
                                                    ------------           -----------           ------------
Sales                                                 $2,708.4               $(987.7)              $1,720.7

Costs and expenses:
  Cost of sales                                        2,093.8                (701.2)               1,392.6
  Selling and administrative expenses                    349.1                (190.0)                 159.1
  Transformation costs                                     7.4                  (7.4)                  --
  Interest expense, net                                   19.8                  (0.1)                  19.7
                                                      --------               -------               --------
                                                       2,470.1                (898.7)               1,571.4

Earnings before other income                             238.3                 (89.0)                 149.3
Other income                                               5.1                  (1.5)                   3.6
                                                      --------               -------               --------

Income from continuing
  operations before income taxes
  and extraordinary gains                                243.4                 (90.5)                 152.9
Provision for income taxes                                87.5                 (32.5)                  55.0
                                                      --------               -------               --------

Income from continuing operations
  before extraordinary gains                             155.9                 (58.0)                  97.9
Income from discontinued operations,
  net of income taxes                                       --                  58.0                   58.0
Extraordinary gains on sales of operations,
  net of income taxes                                    129.6                    --                  129.6
                                                      --------               -------               --------
Net income                                            $  285.5               $    --               $  285.5
                                                      ========               =======               ========

                                                                                                      Pro Forma
                                                       Historical                      Pro Forma      Effect of
                                                       Allegheny      Pro Forma        Allegheny       Reverse
                                                      Technologies   Adjustments     Technologies    Stock Split
                                                      ------------   -----------     ------------    -----------
Basic net income per common share:
  Income from continuing operations
    before extraordinary gains                            $0.81         $(0.30)           $0.51         $1.02
  Income from discontinued operations                        --           0.30             0.30          0.60
  Extraordinary gains on sales of operations               0.67             --             0.67          1.35
                                                          -----         ------            -----         -----
Basic net income per common share                         $1.48         $   --            $1.48         $2.97
                                                          =====         ======            =====         =====

Diluted net income per common share:
  Income from continuing operations
    before extraordinary gains                            $0.81         $(0.30)           $0.51         $1.01
  Income from discontinued operations                        --           0.30             0.30          0.60
  Extraordinary gains on sales of operations               0.67             --             0.67          1.34
                                                          -----         ------            -----         -----
Diluted net income per common share                       $1.48         $   --            $1.48         $2.95
                                                          =====         ======            =====         =====

The accompanying notes are an integral part of these statements.

              ALLEGHENY TECHNOLOGIES INCORPORATED AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 1998
                                   (Unaudited)

                                                                                                                       Pro Forma
                                                                   Historical                           Pro Forma      Effect of
    (In millions, except                                            Allegheny          Pro Forma        Allegheny       Reverse
     per share amounts)                                           Technologies        Adjustments      Technologies   Stock Split
                                                                  ------------        -----------      ------------   -----------
    Sales                                                            $3,923.4          $(1,521.0)        $2,402.4
    Costs and expenses:
      Cost of sales                                                   2,950.2           (1,118.5)         1,831.7
      Selling and administrative expenses                               507.6             (263.2)           244.4
      Transformation, merger and restructuring costs                     67.8                 --             67.8
      Interest expense, net                                              19.3                0.1             19.4
                                                                     --------          ---------         --------
                                                                      3,544.9           (1,381.6)         2,163.3

    Earnings before other income                                        378.5             (139.4)           239.1
    Other income                                                         12.7               (2.0)            10.7
                                                                     --------          ---------         --------

    Income from continuing operations before income taxes               391.2             (141.4)           249.8
    Provision for income taxes                                          150.0              (55.2)            94.8
                                                                     --------          ---------         --------

    Income from continuing operations                                   241.2              (86.2)           155.0
    Income from discontinued operations, net of income taxes               --               86.2             86.2
                                                                     --------          ---------         --------
    Net income                                                       $  241.2          $      --         $  241.2
                                                                     ========          =========         ========

    Basic net income per common share:
      Income from continuing operations                              $   1.23          $   (0.44)        $   0.79        $1.57
      Income from discontinued operations                                  --               0.44             0.44         0.88
                                                                     --------          ---------         --------        -----
    Basic net income per common share                                $   1.23          $      --         $   1.23        $2.45
                                                                     ========          =========         ========        =====

    Diluted net income per common share:
     Income from continuing operations                               $   1.22          $   (0.44)        $   0.78        $1.56
     Income from discontinued operations                                   --               0.44             0.44         0.87
                                                                     --------          ---------         --------        -----
    Diluted net income per common share                              $   1.22          $      --         $   1.22        $2.43
                                                                     ========          =========         ========        =====


The accompanying notes are an integral part of these statements.

                       ALLEGHENY TECHNOLOGIES INCORPORATED
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  For the Nine Months Ended September 30, 1998
                                   (Unaudited)

                                                                                                                        Pro Forma
                                                                    Historical                          Pro Forma        Effect of
    (In millions, except                                            Allegheny           Pro Forma       Allegheny         Reverse
      per share amounts)                                           Technologies        Adjustments    Technologies      Stock Split
                                                                   ------------        -----------    ------------      -----------
    Sales                                                            $2,948.4           $(1,122.3)      $1,826.1

    Costs and expenses:
      Cost of sales                                                   2,248.8              (835.0)       1,413.8
      Selling and administrative expenses                               363.4              (194.7)         168.7
      Transformation, merger and restructuring costs                     67.8                  --           67.8
      Interest expense, net                                              12.7                 0.1           12.8
                                                                     --------           ---------       --------
                                                                      2,692.7            (1,029.6)       1,663.1

    Earnings before other income                                        255.7               (92.7)         163.0
    Other income                                                         15.9                (2.1)          13.8
                                                                     --------           ---------       --------

    Income from continuing operations before income taxes               271.6               (94.8)         176.8
    Provision for income taxes                                          103.7               (37.1)          66.6
                                                                     --------           ---------       --------

    Income from continuing operations                                   167.9               (57.7)         110.2
    Income from discontinued operations, net of income taxes               --                57.7           57.7
                                                                     --------           ---------       --------
    Net income                                                       $  167.9           $      --       $  167.9
                                                                     ========           =========       ========

    Basic net income per common share:
      Income from continuing operations                              $   0.85           $   (0.29)      $   0.56           $1.12
      Income from discontinued operations                                  --                0.29           0.29            0.59
                                                                     --------           ---------       --------           -----
    Basic net income per common share                                $   0.85           $      --       $   0.85           $1.71
                                                                     ========           =========       ========           =====
    Diluted net income per common share:
     Income from continuing operations                               $   0.85           $   (0.29)      $   0.56           $1.11
     Income from discontinued operations                                   --                0.29           0.29            0.58
                                                                     --------           ---------       --------           -----
    Diluted net income per common share                              $   0.85           $      --       $   0.85           $1.69
                                                                     ========           =========       ========           =====


The accompanying notes are an integral part of these statements.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION


         The pro forma unaudited consolidated balance sheet was prepared assuming the Spin-Offs and Reverse Stock Split occurred on September 30, 1999 and includes "Pro Forma Adjustments" as follows:

         (i) To reclassify the operations sold and operations spun-off as discontinued operations.

         (ii) To record cash proceeds of $134 million from credit facilities established by the Company on behalf of Teledyne and Water Pik. The repayment obligations of $100 million and $34 million under these credit facilities were assumed by Teledyne and Water Pik, respectively.

         (iii) To record the distribution of the spun-off companies to Company stockholders.

         (iv) To reflect the Reverse Stock Split.

         The pro forma unaudited consolidated income statements were prepared assuming the Spin-Offs and Reverse Stock Split occurred at the beginning of 1998. These statements include "Pro Forma Adjustments" as follows:

         (i) To reclassify the operations sold and operations spun-off as discontinued operations.

         (ii) To reflect the Reverse Stock Split.

(c)      Exhibits

          2.1 Separation and Distribution Agreement dated November 29, 1999 among Allegheny Teledyne Incorporated (now known as Allegheny Technologies Incorporated), TDY Holdings, LLC, Teledyne Industries, Inc. and Teledyne Technologies Incorporated.

          2.2 Separation and Distribution Agreement dated November 29, 1999 among Allegheny Teledyne Incorporated (now known as Allegheny Technologies Incorporated), TDY Holdings, LLC, Teledyne Industries, Inc. and Water Pik Technologies, Inc.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Allegheny Technologies Incorporated
                                              (Registrant)

Date: December 13, 1999            By: /s/ James L. Murdy
                                      ------------------------
                                      James L. Murdy
                                      Executive Vice President Finance and
                                      Administration and Chief Financial Officer

                                  EXHIBIT INDEX

2.1 Separation and Distribution Agreement dated November 29, 1999 among Allegheny Teledyne Incorporated (now known as Allegheny Technologies Incorporated), TDY Holdings, LLC, Teledyne Industries, Inc. and Teledyne Technologies Incorporated.

2.2 Separation and Distribution Agreement dated November 29, 1999 among Allegheny Teledyne Incorporated (now known as Allegheny Technologies Incorporated), TDY Holdings, LLC, Teledyne Industries, Inc. and Water Pik Technologies, Inc.